John Hancock Funds
                                 Limited-
                                   Term
                                Government
                                   Fund

                              ANNUAL REPORT

                             December 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY BARRY EVANS, CFA, PORTFOLIO MANAGER

John Hancock
Limited-Term
Government Fund

Economic uncertainty rattles bond investors in 1996;
outlook calls for cautious optimism

After their stellar double-digit returns in 1995, bonds turned in a mediocre performance in 1996. Early in the year, investors expected the Federal Reserve to revive the slow growth economy with a series of interest-rate cuts. But soon after the Fed's quarter-point reduction on January 31, it became apparent that the economy was stronger than initially expected. The March employment report, in particular, showed the economy's strength and sparked concerns about wage pressures. As inflation fears heated up, bond prices began to fall, pushing yields way up. The yield on the benchmark 30-year Treasury bond peaked at 7.2% on July 5. That was up from its 5.95% yield at the start of the year.

Bond yields hovered around their highs throughout the summer months as investors continued to worry about inflation. Then in September, bond investors breathed a collective sigh of relief as economic reports showed that growth was moderating and inflation was still under control. The good news sparked a bond rally, which drove yields back down to 6.3% by the end of November. In December, market jitters cut the rally short, pushing the 30-year Treasury back up to 6.64% by year-end.

"...bonds
turned in a
mediocre
performance
in 1996."

A 2 1/4" x 3 1/2" photo of Fund management team at bottom right. Caption reads: "Barry Evans (l) and Fund management team members Roger Hamilton (center) and Seth Robbins (r)."



Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into two sections; U.S. Gov't Agencies 56%; U.S. Treasuries 44%. A footnote below states "As a percentage of net assets on December 31, 1996."

"What helped
performance
most was our
strong focus
on "spread"
securities..."

Performance recap

The net result of the bond market's first-half plunge and second-half comeback was modest returns, especially when compared to 1995. According to the Lehman Brothers Aggregate Bond Index, 1996 bond returns were in the neighborhood of 4%, versus a whopping 19% in 1995.

Accordingly, John Hancock Limited-Term Government Fund also turned in more modest returns for its fiscal year. For the year ended December 31, 1996, the Fund's Class A and Class B shares had total returns of 3.45% and 2.72%, respectively, at net asset value. Those returns were in line with the average short-intermediate government bond fund return of 3.53%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term Fund performance information.

What helped performance most was our strong focus on "spread" securities -- such as collateralized mortgage obligations (CMOs), adjustable-rate mortgages and U.S. government agencies. As their name implies, "spread" securities offer higher spreads -- that is, yields -- over U.S. Treasuries. Not only did those higher yields protect us from rising rates, but they also boosted the Fund's overall total return. Although interest rates were somewhat volatile during the year, the net result was flat to slightly declining interest rates. For example, the 10-year Treasury bond yield fell only 20 basis points from 6.60% to 6.40% during the year. In this relatively stable interest-rate environment, there's little potential for price appreciation. As a result, high yields are the best way to enhance total return.

Strategy shifts

As we carried out our strategy during the year, we shifted gears from the first half to the second half. In the first half, we adopted a more conservative stance to protect against rising interest rates. For starters, we shortened the Fund's duration from 2 years to 1.8 years by the end of June. Duration measures how sensitive a bond's price, and therefore the Fund's share price, is to changes in interest rates. The shorter the duration, the less the bond price will fall as interest rates rise, or rise as rates fall. Second, we focused on bonds that offered more yield than Treasuries, such as CMOs, adjustable rate mortgages and agencies. As discussed above, these higher yields protected the Fund's share price against rising interest rates, while providing shareholders with an attractive income stream.

In the second half of the year, we became slightly more aggressive. With evidence that the economy wasn't overheating and inflation was tame, we began to increase our interest-rate exposure. First, we extended our duration from 1.8 to 2.5 years. With a longer duration, the Fund was better positioned to take advantage of the bond rally in the second half. Although we captured most of the market's upward move, we probably could have lengthened our duration sooner and further. In addition, we bought more longer-term Treasuries with 8-, 9- and 10-year maturities. Because they're most sensitive to interest-rate changes, U.S. Treasuries tend to lead the way during bond rallies. That's exactly what happened in October and November.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 1% from bottom to top, with 4% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 3.45% total return for John Hancock Limited-Term Government Fund: Class A. The second represents the 2.72% return for John Hancock Limited-Term Government Fund: Class B. The third represents the 3.53% return for the average short-intermediate government bond fund. The footnote below states: "Total returns for John Hancock Limited-Term Government Fund are at net asset value with all distributions reinvested. The average short-intermediate government fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

In early December, however, we shifted to a more neutral posture. Increasing market jitters signaled to us that the bond market's rally would not last through year-end. Given that, we shortened our duration slightly to 2.25 years, which paid off as bonds retreated in late December.

Looking ahead

After strong growth in the fourth quarter, there's a good chance that fears of an overheating economy could resurface. And that's likely to keep investors on edge and bonds volatile. Despite the possibility of more volatility in the near term, we're relatively optimistic about the prospect for bonds in 1997. We do not believe that inflation is a threat. Many of the factors that drove consumer spending in 1996 -- such as refinancing activity and tax refunds -- are no longer in place. What's more, consumers have racked up record levels of debt. Given that, we're likely to see spending slow in 1997. The first sign of that slowdown was the weaker-than-expected Christmas sales. Since consumer spending accounts for nearly two-thirds of the gross domestic product
(GDP), lackluster spending is likely to keep a lid on economic growth and, therefore, inflation.

Furthermore, bonds are likely to become more attractive investment alternatives. With the dividend yield on the Standard & Poor's 500-Stock Index dipping below 2%, bonds offer much more attractive yields than stocks. In addition, yields in many overseas bond markets have fallen to extremely low levels. As a result, foreign investors, particularly governments, are likely to continue purchasing large amounts of Treasuries.

All told, these trends bode well for the bond market. For the time being, we'll stick with our current strategy of maintaining a neutral duration in order to ride out any near-term market volatility. We'll also continue to increase our stake in bonds that offer a yield premium over Treasuries. Any market weakness in the first few quarters could present attractive buying opportunities.

"We do not
believe that
inflation is
a threat."


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Limited-Term Government Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over four years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 for Class A shares and January 3, 1994 for Class B shares. Different sales charge schedules for Class A shares were in effect prior to May 1, 1993 and are not reflected in the above performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996
                                ONE           FIVE          MOST RECENT
                               YEAR          YEARS           TEN YEARS
                             ----------     ---------       ----------
John Hancock
Limited-Term
Government
Fund: Class A                  0.35%         22.93%            74.95%

John Hancock
Limited-Term
Government
Fund: Class B                 (0.28%)         9.30%(1)          N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                ONE           FIVE          MOST RECENT
                               YEAR          YEARS           TEN YEARS
                            ----------     ---------       ----------
John Hancock
Limited-Term
Government
Fund: Class A                  0.35%          4.22%             5.75%

John Hancock
Limited-Term
Government
Fund: Class B                 (0.28%)         3.02%(1)          N/A

YIELDS

As of December 31, 1996
                                                            SEC 30-Day
                                                              Yield
                                                        ----------------
John Hancock Limited-Term Government Fund: Class A            5.23%
John Hancock Limited-Term Government Fund: Class B            4.69%

Notes to Performance

(1)     Class B shares started on January 3, 1994.

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Limited-Term Government Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Intermediate-Term Government Fund Index -- an unmanaged index made up of the Treasury Bond Index and the Agency Bond Index, which cover intermediate issues. The same $10,000 investment is also shown in the Lehman Brothers One-to Three-Year Government Fund Index, which is a subindex composed of Agency and Treasury Securities with maturities of one- to three-years.

Limited-Term Government Fund
Class A shares

Line chart with the heading Limited-Term Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Brothers Intermediate-Term Government Fund Index and is equal to $21,011 as of December 31, 1996. The second line represents the value of the Lehman Brothers One-to-Three Government Fund Index and is equal to $20,011 as of December 31, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on December 31, 1986, before sales charge, and is equal to $18,035 as of December 31, 1996. The fourth line represents the value of the hypothetical $10,000 investment made in the Limited Term-Government Fund on December 31, 1986, after sales charge, and is equal to $17,495 as of December 31, 1996.



Limited-Term Government Fund
Class B shares

Line chart with the heading Limited-Term Government Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Brothers One-to-Three Year Government Fund Index and is equal to $11,707 as of December 31, 1996. The second line represents the value of the Lehman Brothers Intermediate-Term Government Fund Index, and is equal to $11,698 as of December 31, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on January 3, 1994, before sales charge, and is equal to $11,130 as of December 31, 1996. The fourth line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on January 3, 1994, after sales charge, and is equal to $10,930 as of December 31, 1996.




FINANCIAL STATEMENTS

John Hancock Funds - Limited-Term Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1996
---------------------------------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies obligations
(cost - $183,817,771)                                   $ 184,100,585
Joint repurchase agreement (cost - $571,000)                  571,000
Corporate savings account                                         220
                                                        -------------
                                                          184,671,805
Cash                                                           24,480
Receivable for shares sold                                     23,997
Interest receivable                                         2,540,085
Other assets                                                    8,372
                                                        -------------
Total Assets                                              187,268,739
---------------------------------------------------------------------
Liabilities:
Dividend payable                                               26,439
Payable for shares repurchased                                480,005
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                       185,097
Accounts payable and accrued expenses                         110,194
                                                        -------------
Total Liabilities                                             801,735
---------------------------------------------------------------------
Net Assets:
Capital paid-in                                           195,480,639
Accumulated net realized loss on investments               (9,289,829)
Net unrealized appreciation of investments                    283,690
Distributions in excess of net investment income             (  7,496)
Net Assets                                              $ 186,467,004
                                                        -------------
=====================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $175,995,055 / 20,651,750                      $       8.52
=====================================================================
Class B - $10,471,949 / 1,228,808                        $       8.52
=====================================================================
Maximum Offering Price Per Share*
Class A - ($8.52 x 103.09%)                              $       8.78
=====================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1996
--------------------------------------------------------------------
Investment Income:
Interest                                                 $13,989,845
                                                         -----------
Expenses:
Investment management fee - Note B                         1,174,508
Distribution/service fee - Note B
Class A                                                      555,330
Class B                                                      106,412
Transfer agent fee - Note B                                  690,249
Printing                                                      41,549
Custodian fee                                                 39,080
Registration and filing fees                                  36,489
Financial services fee - Note B                               36,160
Auditing fee                                                  35,917
Trustees' fees                                                17,682
Legal fees                                                     9,431
Miscellaneous                                                  7,070
                                                         -----------
Total Expenses                                             2,749,877
--------------------------------------------------------------------
Net Investment Income                                     11,239,968
--------------------------------------------------------------------
Realized and Unrealized Loss on Investments:
Net realized loss on investments sold                     (2,003,789)
Change in net unrealized appreciation/
depreciation of investments                               (2,843,831)
--------------------------------------------------------------------
Net Realized and Unrealized
Loss on Investments                                       (4,847,620)
--------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                $ 6,392,348
====================================================================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                      ----------------------------------
                                                                                          1995                  1996
                                                                                      ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                 $ 12,261,116          $ 11,239,968
Net realized gain (loss) on investments sold                                                18,754            (2,003,789)
Change in net unrealized appreciation/depreciation of investments                       10,474,785            (2,843,831)
                                                                                      ------------          ------------
Net Increase in Net Assets Resulting from Operations                                    22,754,655             6,392,348
                                                                                      ------------          ------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.4956 and $0.4969 per share, respectively)                               (11,820,582)          (10,700,263)
Class B -- ($0.4463 and $0.4365 per share, respectively)                                  (440,534)             (539,705)
Distributions in excess of net investment income
Class A -- (none and $0.0004 per share, respectively)                                           --                (7,046)
Class B -- (none and $0.0004 per share, respectively)                                           --                  (450)
Distributions from Capital paid-in
Class A -- (none and $0.0002 per share, respectively)                                           --                (4,733)
Class B -- (none and $0.0002 per share, respectively)                                           --                  (302)
                                                                                      ------------          ------------
Total Distributions to Shareholders                                                    (12,261,116)          (11,252,499)
                                                                                      ------------          ------------
From Fund Share Transactions -- Net*                                                   (27,003,981)          (18,119,220)
                                                                                      ------------          ------------
Net Assets:
Beginning of period                                                                    225,956,817           209,446,375
                                                                                      ------------          ------------
End of period (including distributions
in excess of net investment income of
none and $7,496, respectively)                                                       $209,446,375          $186,467,004
                                                                                      ============          ============

* Analysis of Fund Share Transactions:

                                                                      YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------
                                                         1995                                         1996
                                           ---------------------------------            -------------------------------
                                             SHARES                 AMOUNT                SHARES               AMOUNT
                                           ----------            -----------            ----------           -----------
CLASS A
Shares sold                                 5,589,248            $48,212,989             8,589,879           $73,562,942
Shares issued to shareholders
in reinvestment of distributions            1,175,325             10,108,924             1,084,136             9,262,691
                                           ----------            -----------            ----------           -----------
                                            6,764,573             58,321,913             9,674,015            82,825,633
Less shares repurchased                   (10,330,451)          ( 88,597,139)          (11,785,941)         (100,900,256)
                                           ----------            -----------            ----------           -----------
Net decrease                               (3,565,878)          ($30,275,226)           (2,111,926)         ($18,074,623)
                                           ==========            ===========            ==========           ===========
CLASS B
Shares sold                                 4,230,179            $36,444,892             2,842,991           $24,268,297
Shares issued to shareholders
in reinvestment of distributions               39,700                341,783                47,385               404,715
                                           ----------            -----------            ----------           -----------
                                            4,269,879             36,786,675             2,890,376            24,673,012
Less shares repurchased                    (3,891,751)           (33,515,430)           (2,895,175)          (24,717,609)
                                           ----------            -----------            ----------           -----------
Net increase (decrease)                       378,128            $ 3,271,245                (4,799)         ($    44,597)
                                           ==========            ===========            ==========           ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------------
                                                 1992             1993            1994             1995             1996
                                             ----------       -----------      ----------       ----------       ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period         $     8.97       $      8.77      $     8.80       $     8.31      $     8.73
                                             ----------       -----------      ----------       ----------      ----------
Net Investment Income                              0.54              0.48            0.38(1)          0.50(1)         0.50(1)
Net Realized and Unrealized Gain
(Loss) on Investments                             (0.18)             0.14           (0.49)            0.42           (0.21)
                                             ----------       -----------      ----------       ----------       ----------
Total from Investment Operations                   0.36              0.62       (    0.11)            0.92            0.29
                                             ----------       -----------      ----------       ----------       ----------
Less Distributions:
Dividends from Net Investment Income              (0.54)            (0.48)          (0.38)           (0.50)          (0.50)
Distributions from Net Realized Gain
on Investments Sold                               (0.02)            (0.11)             --               --              --
                                             ----------       -----------      ----------       ----------       ----------
Total Distributions                               (0.56)            (0.59)          (0.38)           (0.50)          (0.50)
                                             ----------       -----------      ----------       ----------       ----------
Net Asset Value, End of Period               $     8.77       $      8.80      $     8.31       $     8.73      $     8.52
                                             ==========       ===========      ==========       ==========       ==========
Total Investment Return
at Net Asset Value(2)                              4.19%             7.13%       (   1.31%)          11.23%           3.45%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)      $259,170          $262,903        $218,846         $198,681        $175,995
Ratio of Expenses to Average Net Assets            1.55%             1.51%           1.41%            1.36%           1.37%
Ratio of Net Investment Income
to Average Net Assets                              6.13%             5.34%           4.39%            5.76%           5.81%
Portfolio Turnover Rate                             185%              175%            155%             105%            166%
CLASS B(3)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                           $     8.77       $     8.31      $     8.73
                                                                               ----------       ----------       ----------
Net Investment Income(1)                                                             0.30             0.45            0.44
Net Realized and Unrealized Gain
(Loss) on Investments                                                           (    0.46)            0.42       (    0.21)
                                                                               ----------       ----------       ----------
Total from Investment Operations                                                (    0.16)            0.87            0.23
                                                                               ----------       ----------       ----------
Less Distributions:
Dividends from Net Investment Income                                            (    0.30)       (    0.45)      (    0.44)
                                                                               ----------       ----------       ----------
Net Asset Value, End of Period                                                 $     8.31       $     8.73      $     8.52
                                                                               ==========       ==========       ==========
Total Investment Return at Net Asset Value(2)                                    (   1.84%)(4)       10.60%           2.72%
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                      $    7,111        $  10,765       $  10,472
Ratio of Expenses to Average Net Assets                                              2.12%(5)         1.93%           2.08%
Ratio of Net Investment Income to Average Net Assets                                 3.70%(5)         5.21%           5.10%
Portfolio Turnover Rate                                                               155%             105%            166%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Class B shares commenced operations on January 3, 1994.

(4) Not annualized.

(5) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
December 31, 1996
------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Limited-Term Government
Fund on December 31, 1996. It's divided into two main categories: U.S. Government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash"
position, are listed last.
                                                                          PAR  VALUE
                                             INTEREST      MATURITY         (000'S             MARKET
ISSUER, DESCRIPTION                              RATE          DATE        OMITTED)             VALUE
-------------------                          --------      --------       ----------           ------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental - U.S. (42.73%)
United States Treasury,
Bond                                           11.875%      11-15-03       $  17,000     $ 22,177,010
Bond                                           10.750       08-15-05           9,500       12,188,215
Note                                            9.250       08-15-98          13,250       13,939,398
Note                                            7.750       01-31-00          13,000       13,603,330
Note                                            8.500       11-15-00          11,800       12,744,000
Note                                            6.500       10-15-06           5,000        5,027,350
                                                                                         ------------
                                                                                           79,679,303
                                                                                         ------------
Governmental - U.S. Agencies (56.00%)
Federal Farm Credit Bank,
Bond                                           11.900       10-20-97           2,000        2,095,620
Federal Home Loan Bank,
Bond                                            7.125       10-16-00           2,000        2,005,000
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                             8.500       06-01-06 to        7,107        7,413,086
                                                            07-01-07
CMO REMIC 1204-G                                7.000       11-15-05           5,283        5,349,047
CMO REMIC 1419-F Var Rate #                     5.990       11-15-97          19,754       19,760,200
Federal National Mortgage Association,
30 Yr ARM #                                     8.000       03-01-22           1,213        1,257,774
CMO REMIC 1991-159-C                            7.000       10-25-04          13,773       13,914,729
CMO REMIC G-29-N                                8.500       06-25-07           9,651        9,795,288
Note Series SM 2004-J                           8.250       10-12-04          12,500       13,004,138
Government National Mortgage Association,
30 Yr Adj Rate #                                7.000       10-20-24 to       25,918       26,295,430
                                                            03-15-26
Private Export Funding Corp.,
Debenture                                       9.100       10-30-98           3,355        3,530,970
                                                                                         ------------
                                                                                          104,421,282
                                                                                         ------------
TOTAL U.S. GOVERNMENT AND
AGENCIES SECURITIES
(Cost $183,817,771)                                                           (98.73%)    184,100,585
                                                                               -----     ------------

See notes to financial statements.





                                                                          PAR  VALUE
                                                          INTEREST          (000'S          MARKET
ISSUER, DESCRIPTION                                         RATE           OMITTED)          VALUE
-------------------                                      ---------        ----------        ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.31%)
Investment in a joint repurchase
agreement transaction with Lehman
Brothers, Inc., Dated 12-31-96,
Due 01-02-97 (secured by U.S.
Treasury Bonds, 7.25% thru 12.50%,
due 08-15-14 thru 08-15-22) - Note A                       6.700%        $    571        $    571,000
                                                                                         ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current Rate 4.75%                                                 220
                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS                                                (0.31%)           571,220
                                                                            -----        ------------
TOTAL INVESTMENTS                                                          (99.04%)      $184,671,805
                                                                            =====        ============

# Represents rate in effect on December 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO
FINANCIAL STATEMENTS

John Hancock Funds - Limited-Term Government Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Limited-Term Government Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and security of principal through investments primarily in securities of the United States government and its agencies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,236,245 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: December 31, 2002 - $7,286,040 and December 31, 2004 - $1,950,205. Additionally net capital losses of $34,443 attributable to security transactions occurring after October 31, 1996 are treated as arising on the first day (January 1, 1997) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $250,000,000, and (c) 0.50% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended December 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $198,010. Out of this amount, $23,495 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $59,465 was paid as sales commissions to unrelated broker dealers and $115,050 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $36,028.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 was paid at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $876.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended December 31, 1996, aggregated $305,098,964 and $330,063,384, respectively.

The cost of investments owned at December 31, 1996 for federal income tax purposes was $184,407,912. Gross unrealized appreciation and depreciation of investments aggregated $1,577,914 and $1,314,241, respectively, resulting in net unrealized depreciation of $263,673.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the period ended December 31, 1996, the Fund has reclassified an amount of $5,035 from distributions in excess of net investment income to capital paid-in. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Limited-Term Government Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Limited-Term Government Fund (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Limited-Term Government Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                                              /S/ Ernst & Young LLP
Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1996.

With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1996, none of the dividends qualify for the dividends received deduction available to corporations.

U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills and notes was 42.55% at year end December 31, 1996. The percentage of income derived from U.S. Treasury bonds, bills and notes was 41.09%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) at year end was 21.44%. The percentage of income derived from obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 1.24%. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.



NOTES

John Hancock Funds - Limited-Term Government Fund

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John Hancock Funds - Limited-Term Government Fund

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John Hancock Funds - Limited-Term Government Fund

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This report is for the information of shareholders of the John Hancock
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charges, investment objectives and operating policies.

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